UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2012

__________________

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place

Suite 300

Mill Valley, California 94941

(Address of principal executive offices and Zip Code)

(415) 389-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Compensatory Arrangements of Certain Officers

(e) Redwood Trust, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders on May 17, 2012 (the “Annual Meeting”). During the Annual Meeting, stockholders voted to approve an amendment to the 2002 Redwood Trust, Inc. Incentive Plan (the “Incentive Plan”).  The only material difference between the existing Incentive Plan and the amended Incentive Plan is the number of shares available for issuance under the Incentive Plan. The amendment to the Incentive Plan increased by 800,000 shares the number of shares available for issuance under the Plan.  A copy of the amended Incentive Plan is attached hereto as Exhibit 10.1.  This amendment was previously approved by the Company’s Board of Directors.

In addition, during the Annual Meeting, stockholders voted to approve an amendment to the 2002 Redwood Trust, Inc. Employee Stock Purchase Plan (the “ESPP”) to increase by 100,000 shares the number of shares of common stock available for purchase under the ESPP. A copy of the amended ESPP is attached hereto as Exhibit 10.2.  This amendment was previously approved by the Company’s Board of Directors.

On May 17, 2012, the Company and Martin S. Hughes entered into an amendment to Mr. Hughes’ employment agreement. The amendment reflects a previously disclosed change to Mr. Hughes’ title and a previously disclosed increase to Mr. Hughes’ target annual bonus percentage. A copy of the amendment is attached hereto as Exhibit 10.3.

On May 17, 2012, the Company and Brett D. Nicholas entered into an amendment to Mr. Nicholas’ employment agreement. The amendment reflects a previously disclosed change to Mr. Nicholas’ title and a previously disclosed increase to Mr. Nicholas’ target annual bonus percentage. A copy of the amendment is attached hereto as Exhibit 10.4.

On May 17, 2012, the Company and Harold F. Zagunis entered into an amendment to Mr. Zagunis’ employment agreement. The amendment reflects a change to Mr. Zagunis’ title. A copy of the amendment is attached hereto as Exhibit 10.5.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

(a) As noted above in Item 5.02, the Company held its Annual Meeting on May 17, 2012. At the Annual Meeting, stockholders approved two amendments to the Company’s Charter.  These amendments were previously approved by the Company’s Board of Directors. A brief description of each of these amendments is set forth below and a description of each of these amendments was included in the Company’s 2012 annual proxy statement, which was filed with the SEC on April 3, 2012.

•	The first sentence of Section A of Article VI of the Charter was amended to increase the number of shares of capital stock authorized for issuance from 125,000,000 to 165,000,000.

•	Article VII of the Charter was amended to eliminate the classification of the Company’s Board of Directors over a three-year period. As a result, beginning with the Company’s 2013 annual meeting of stockholders, as each class’s term expires, the successors to the directors in that class would be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify. Accordingly, at the Company’s 2015 annual meeting of stockholders, the transition to a declassified Board of Directors will be complete and at the annual meetings of stockholders held in 2015 and thereafter, the entire Board of Directors will be elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify.

A copy of the Articles of Amendment to the Charter is attached hereto as Exhibit 3.1.  The Articles of Amendment to the Charter became effective upon filing with the State of Maryland Department of Assessments and Taxation, which occurred on May 18, 2012.  The foregoing description of the amendments to the Company’s Charter is qualified in its entirety by reference to the full text of the Articles of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

At the Annual Meeting, stockholders approved an amendment to the Company’s Bylaws. A brief description of the amendment is set forth below and a description of the amendment was included in the Company’s 2012 annual proxy statement, which was filed with the SEC on April 3, 2012.

•	Section 7 of Article II of the Bylaws was amended to adopt a majority voting provision for uncontested director elections.

A copy of the amendment to the Bylaws is attached hereto as Exhibit 3.2.  The amendment to the Bylaws became effective on May 17, 2012 following approval by the Company’s stockholders. The foregoing description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the full text of amendment to the Bylaws, which is filed as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

As noted above in Item 5.02 and 5.03, the Company held its Annual Meeting on May 17, 2012. There were 78,756,319 shares of Company common stock entitled to vote at the Annual Meeting.  There were eight items voted upon at the Annual Meeting, with the voting results for each item set forth below.

Item 1.  During the Annual Meeting, stockholders voted to elect George E. Bull, III and Georganne C. Proctor as Class III directors to serve on the Board of Directors until the annual meeting of stockholders in 2015 and until their successors are duly elected and qualify.  The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
George E. Bull, III	61,192,195	1,167,945	12,189,393
Georganne C. Proctor	60,530,294	1,829,846	12,189,393

Item 2.  During the Annual Meeting, stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2012. The stockholders’ votes with respect to the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
74,226,009	187,279	136,245	—

Item 3.  During the Annual Meeting, stockholders voted on an advisory resolution to approve named executive officer compensation as disclosed in the annual proxy statement for the Annual Meeting. The stockholders’ votes with respect to approval of this advisory resolution were as follows:

For	Against	Abstentions	Broker Non-Votes
56,981,772	5,188,995	189,373	12,189,393

 Item 4.  As noted in Item 5.03 above, during the Annual Meeting, stockholders voted to approve an amendment to the Company’s Charter to increase the number of shares of capital stock authorized for issuance from 125,000,000 to 165,000,000.  The stockholders’ votes with respect to this amendment of the Company’s Charter were as follows:

For	Against	Abstentions	Broker Non-Votes
60,437,913	1,832,589	89,638	12,189,393

Item 5. As noted in Item 5.02 above, during the Annual Meeting, stockholders voted to approve an amendment to the Company’s Incentive Plan to increase by 800,000 shares the number of shares of common stock authorized for issuance under the Incentive Plan.  The stockholders’ votes with respect to the amendment to the Incentive Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
55,326,485	6,870,271	163,384	12,189,393

Item 6.  As noted in Item 5.02 above, during the Annual Meeting, stockholders voted to approve an amendment to the Company’s ESPP to increase by 100,000 shares the number of shares of common stock available for purchase under the ESPP.  The stockholders’ votes with respect to the amendment to the ESPP were as follows:

For	Against	Abstentions	Broker Non-Votes
61,062,279	1,193,519	104,342	12,189,393

 Item 7.  As noted in Item 5.03 above, during the Annual Meeting, stockholders voted to approve an amendment to the Company’s Charter to eliminate the classification of the Company’s Board of Directors over a three-year period. The stockholders’ votes with respect to this amendment of the Company’s Charter were as follows:

For	Against	Abstentions	Broker Non-Votes
61,479,802	713,719	166,619	12,189,393

 Item 8.  As noted in Item 5.03 above, during the Annual Meeting, stockholders voted to approve an amendment to the Company’s Bylaws to adopt a majority voting provision for uncontested director elections. The stockholders’ votes with respect to this amendment of the Company’s Bylaws were as follows:

For	Against	Abstentions	Broker Non-Votes
51,109,131	2,647,349	6,422,675	14,370,378

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 3.1	Articles of Amendment
Exhibit 3.2	First Amendment to Amended and Restated Bylaws, as adopted on May 17, 2012
Exhibit 10.1	2002 Redwood Trust, Inc. Incentive Plan, as amended through May 17, 2012
Exhibit 10.2	2002 Redwood Trust, Inc. Employee Stock Purchase Plan, as amended through May 17, 2012
Exhibit 10.3	Third Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Martin S. Hughes, dated as of May 17, 2012
Exhibit 10.4	Third Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Brett D. Nicholas, dated as of May 17, 2012
Exhibit 10.5	Second Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Harold F. Zagunis, dated as of May 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 21, 2012	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Name: Andrew P. Stone
Title: General Counsel and Secretary

Exhibit Index

Exhibit No .	Exhibit Title

3.1	Articles of Amendment
3.2	First Amendment to Amended and Restated Bylaws, as adopted on May 17, 2012
10.1	2002 Redwood Trust, Inc. Incentive Plan, as amended through May 17, 2012
10.2	2002 Redwood Trust, Inc. Employee Stock Purchase Plan, as amended through May 17, 2012
10.3	Third Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Martin S. Hughes, dated as of May 17, 2012
10.4	Third Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Brett D. Nicholas, dated as of May 17, 2012
10.5	Second Amendment to Amended and Restated Employment Agreement, by and between Redwood Trust, Inc. and Harold F. Zagunis, dated as of May 17, 2012

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